                                                                                                                  Exhibit 10.2
AMENDMENT NO. 5
(Subordinated Credit Agreement)

This Amendment No. 5 ("Agreement") dated as of July 22, 2009 ("Effective Date") is among Abraxas Energy Partners, L.P., a Delaware limited partnership ("Borrower"), the lenders party to the Credit Agreement described below from time to time as Lenders, and Société Générale, as Administrative Agent (in such capacity, the "Administrative Agent").

RECITALS

A. The Borrower, the Lenders and the Administrative Agent are parties to the Subordinated Credit Agreement dated as of January 31, 2008, as amended by that certain Amendment No. 1 dated as of January 16, 2009, Amendment No. 2 dated as of April 30, 2009, Amendment No. 3 dated as of May 7, 2009, and Amendment No. 4 dated as of June 30, 2009 (as so amended and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; each capitalized term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary).

B. Contemporaneously herewith, the Borrower, the Senior Agent and the Senior Lenders (each as defined in the Credit Agreement) propose to make certain amendments to the Senior Credit Agreement (as defined in the Credit Agreement) pursuant to that certain Amendment No. 5 dated as of July 22, 2009 (the "Senior Credit Agreement Amendment") among the Borrower, the Senior Agent and the Senior Lenders.

C. The Borrower has proposed that it merge with and into Abraxas Petroleum Corporation ("APC") (the "Merger"), pursuant to the Amended and Restated Agreement and Plan of Merger dated as of July 17, 2009 (the "Merger Agreement") by and among the Borrower, APC and Merger Sub (as defined in the Merger Agreement).

D. The Borrower wishes to have the option to terminate all of the Hydrocarbon Hedge Agreements that were required to be established on (a) the Closing Date pursuant to Section 3.01(p) of the Credit Agreement and (b) the Amendment No. 2 Effective Date pursuant to Section 7.3 of Amendment No. 2, in each case that are "in the money" (the "Proposed Hedge Terminations"), and prepay the Obligations (as defined in the Senior Credit Agreement) with the net cash proceeds thereof.  If the Borrower decides to effect the Proposed Hedge Terminations, the date of the Proposed Hedge Terminations shall be referred to as the "Hedge Termination Date".

E. The Borrower has requested that the Lenders (a) to the extent required to make such agreement effective, consent to the Senior Credit Agreement Amendment and (b) make certain amendments to the Credit Agreement as provided herein.

F. The Borrower, the Administrative Agent and the Lenders wish to, subject to the terms and conditions of this Agreement, make certain amendments to the Credit Agreement as provided herein.

THEREFORE, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.01 Terms Defined Above.  As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.

Section 1.02 Other Definitional Provisions. The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section, subsection or provision of this Agreement.  Article, Section, subsection and Exhibit references herein are to such Articles, Sections, subsections and Exhibits of this Agreement unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Agreement or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.  Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular.  Words denoting gender shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.  Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

ARTICLE II.

CONSENT

Section 2.01 Consent; Acknowledgment; Agreement.  Subject to the terms of this Agreement and to the extent required to make such agreements effective, the Administrative Agent and the Lenders hereby consent to the execution and delivery of the Senior Credit Agreement Amendment and the terms and conditions thereof.  The consent by the Lenders and by the Administrative Agent described in this Section 2.01 is referred to herein as the "Consent."  The Consent is contingent upon the satisfaction of the conditions precedent described in Article VI below.  Such Consent is strictly limited to the extent described herein.  Nothing contained herein shall be construed to be a consent to or a permanent waiver of the Sections covered by the Consent provided for herein or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or any other Loan Document.  The Lenders reserve the right to exercise any rights and remedies available to them in connection with any other present or future defaults with respect to any provision of the Credit Agreement or any other Loan Document.  The description herein of the Consent is based upon the information provided to the Lenders on or prior to the date hereof, and, to the extent that material information is incorrect or omitted with respect to any activity, event or circumstance that could result in a Default or Event of Default, such Consent shall not be deemed to apply to such activity, event or circumstance.  The failure of the Lenders to give notice to the Borrower of any such Defaults or Events of Default is not intended to be nor shall be a waiver thereof.  The Borrower hereby agrees and

HOUSTON\2304667

 acknowledges that the Lenders require and will require strict performance by the Borrower of all of its obligations, agreements and covenants contained in the Credit Agreement and the other Loan Documents pursuant to the terms thereof, and no inaction or action regarding any Default or Event of Default is intended to be or shall be a waiver thereof.

ARTICLE III.

AMENDMENTS

The Credit Agreement shall be amended as follows, effective as of the Hedge Termination Date:

Section 3.01 Section 1.01 of the Credit Agreement is hereby amended by adding the following new terms in alphabetical order:

"Amendment No. 5 Hedge Termination Date" means the date on which the Borrower effects the Proposed Hedge Terminations and Amendment No. 5 dated as of July 22, 2009 becomes effective in accordance with its terms.

"Proposed Hedge Terminations" means the termination of all of the Hydrocarbon Hedge Agreements that were required to be established on (a) the Closing Date pursuant to Section 3.01(p) and (b) the Amendment No. 2 Effective Date pursuant to Section 7.3 of Amendment No. 2, in each case that are "in the money".

Section 3.02 Section 5.12 of the Credit Agreement is hereby amended to read in its entirety as follows:

Section 5.12.  Hedging Arrangements.  The Borrower shall maintain in effect all of the Hydrocarbon Hedge Agreements that were required to be put in place on the Amendment No. 5 Hedge Termination Date, which shall cover (a) for the period from the Amendment No. 5 Hedge Termination Date through December 31, 2012, notional volumes equal to or greater than 85% of the anticipated production volumes of crude oil and natural gas, calculated separately, attributable to Proven Reserves categorized as "proved, developed and producing" of the Loan Parties as shown on the Internal Engineering Report dated as of June 1, 2009 and (b) for the period from January 1, 2013 through December 31, 2013, notional volumes equal to or greater than 70% of the anticipated production volumes of crude oil and natural gas, calculated separately, attributable to Proven Reserves categorized as "proved, developed and producing" of the Loan Parties as shown on the Internal Engineering Report dated as of June 1, 2009.

Section 3.03 Section 7.01(p) of the Credit Agreement is hereby amended to read in its entirety as follows:

(p)           Merger Agreement Termination.  The Amended and Restated Agreement and Plan of Merger dated as of July 17, 2009 by and among APC, Borrower and Merger Sub (as defined therein) shall be terminated prior to the consummation of the Merger (as defined therein).

ARTICLE IV

RESERVED

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.1 Representations and Warranties.  The Borrower represents and warrants that: (a) its representations and warranties contained in Article IV of the Credit Agreement and its representations and warranties contained in the Security Instruments, the Guaranties, and each of the other Loan Documents to which it is a party are true and correct in all material respects on and as of the Effective Date, as though made on and as of such date, except those representations and warranties that speak of a certain date, which representations and warranties were true and correct as of such date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate power and authority of  the Borrower and have been duly authorized by appropriate corporate action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (f) the Liens under the Security Instruments are valid and subsisting and secure the Borrower's obligations under the Loan Documents.

ARTICLE VI.

CONDITIONS

This Agreement shall become effective and enforceable against the parties hereto as of the Hedge Termination Date, upon the occurrence of the following conditions precedent:

Section 6.01 Documentation.  The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Administrative Agent, the Issuing Lender and the Required Lenders.

Section 6.02 Senior Credit Agreement Amendment.  The Administrative Agent shall have received true and correct copies of the fully-executed Senior Credit Agreement Amendment and such agreement shall have become effective.

Section 6.03 Hydrocarbon Hedge Agreements.  The Borrower shall have entered into Hydrocarbon Hedge Agreements (a) for the period from the Hedge Termination Date through December 31, 2012, covering notional volumes equal to or greater than 85% of the anticipated production volumes of crude oil and natural gas, calculated separately, attributable to Proven Reserves categorized as "proved, developed and producing" of the Loan Parties as shown on the Internal Engineering Report dated as of June 1, 2009 and (b) for the period from January 1, 2013 through December 31, 2013, covering notional volumes equal to or greater than 70% of the anticipated production volumes of crude oil and natural gas, calculated separately, attributable to

Proven Reserves categorized as "proved, developed and producing" of the Loan Parties as shown on the Internal Engineering Report dated as of June 1, 2009.

Section 6.04 Merger Agreement.  The Administrative Agent shall have received true and correct copies of the fully executed Merger Agreement, and such agreement shall be enforceable against the Borrower and APC in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors' rights generally and by general principles of equity.

Section 6.05 No Default.  No Default shall have occurred and be continuing as of the Effective Date.

Section 6.06 Representations and Warranties.  The representations and warranties in this Agreement shall be true and correct in all material respects.

Section  6.07 Fees and Expenses.  The Borrower shall have paid all fees and expenses of the Administrative Agent's outside legal counsel and other consultants pursuant to all invoices presented for payment on or prior to the Effective Date.

ARTICLE VII.

MISCELLANEOUS

Section 7.01 Effect on Loan Documents; Acknowledgments.

(a) The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

(b) The Administrative Agent and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents.  Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Loan Documents.

(c) Each of the Borrower, the Administrative Agent and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, and acknowledges and agrees that the Credit Agreement and all other Loan Documents are and remain in full force and effect, and the Borrower acknowledges and agrees that its liabilities under the Credit Agreement and the other Loan Documents are not impaired in any respect by this Agreement or the consent and amendment granted hereunder.

(d) This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

        Section 7.02  Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Agreement may be executed by facsimile signature and all such signatures shall be effective as originals.

Section 7.03 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Lenders, the Borrower, the Administrative Agent and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 7.04 Invalidity.  In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 7.05 Governing Law.  This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of New York.

Section 7.06 RELEASE.  THE BORROWER ACKNOWLEDGES THAT ON THE DATE HEREOF ALL OBLIGATIONS ARE PAYABLE WITHOUT DEFENSE, OFFSET, COUNTERCLAIM OR RECOUPMENT.  IN ADDITION, EACH OF THE BORROWER AND ITS SUBSIDIARIES (FOR THEMSELVES AND THEIR RESPECTIVE SUCCESSORS, AGENTS, ASSIGNS, TRANSFEREES, OFFICERS, DIRECTORS, EMPLOYEES, SHAREHOLDERS, ATTORNEYS AND AGENTS) HEREBY RELEASES ANY AND ALL CLAIMS, CAUSES OF ACTION OR OTHER DISPUTES IT MAY HAVE AGAINST THE ADMINISTRATIVE AGENT, ANY OF THE LENDERS, LEGAL COUNSEL TO THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS, CONSULTANTS HIRED BY ANY OF THE FOREGOING, OR ANY OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SHAREHOLDERS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS OR ASSIGNS OF ANY KIND OR NATURE ARISING OUT OF, RELATED TO, OR IN ANY WAY CONNECTED WITH, THE CREDIT AGREEMENT OR THE LOAN DOCUMENTS, IN EACH CASE WHICH MAY HAVE ARISEN ON OR BEFORE THE DATE OF THIS AGREEMENT.  EACH OF THE BORROWER AND ITS SUBSIDIARIES HEREBY ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT AND HAS CONFERRED WITH ITS COUNSEL AND ADVISORS REGARDING ITS CONTENT, INCLUDING THIS SECTION 7.06, AND IS FREELY AND VOLUNTARILY ENTERING INTO THIS AGREEMENT, AND HEREBY AGREES TO WAIVE ANY CLAIM THAT THE TERMS OF THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, THE RELEASES CONTAINED HEREIN) ARE INVALID OR OTHERWISE UNENFORCEABLE.

Section 7.07 Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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